UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/12

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Asset Management

Lazard Global Total
Return and Income
Fund, Inc.
Semi-Annual Report

J U N E  3 0 ,  2 0 1 2

LAZARD

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this semi-annual report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the period ended June 30, 2012. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the second quarter of 2012, the Fund’s net asset value (“NAV”) performance was ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”). We are pleased with LGI’s favorable NAV performance over the one-and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2012)

For the second quarter of 2012, the Fund’s NAV declined 4.1%, outperforming the Index decline of 5.1%. Similarly, over the year-to-date period, the NAV return of 7.1% exceeded the Index gain of 5.9%. While the Fund’s NAV performance underperformed the Index for the three-year period, it outperformed the Index for the one- and five-year periods, as well as since inception. Shares of LGI ended the second quarter of 2012 with a market price of $14.14, representing a 12.2% discount to the Fund’s NAV of $16.11.

The Fund’s net assets were $154.7 million as of June 30, 2012, with total leveraged assets of $197.1 million, representing a 21.5% leverage rate. This leverage rate is lower than that at the end of the last quarter (25.2%), and below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection in the consumer discretionary and consumer staples sectors and an overweight exposure to the health care sector contributed to relative performance in the second quarter. In contrast, an overweight position in the information technology sector, as well as an underweight position in the utilities sector, detracted from relative performance.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was strong in June, and has performed reasonably well for the year-to-date period. It has contributed positively to performance since inception.

As of June 30, 2012, 73.5% of the Fund’s total leveraged assets consisted of global equities, 24.6% consisted of emerging market currency and debt instruments, and 1.9% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2011). The current monthly distribution rate per share of $0.08068 represents a distribution yield of 6.85% based on the Fund’s $14.14 market price as of the close of trading on the NYSE on June 30, 2012. It is currently estimated that $0.25766 of the $0.48408 distributed per share year-to-date through June 30, 2012 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(73.5% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; The Bank of New York Mellon, a U.S.-based company that provides financial products and services for institutions and individuals worldwide; Canon Inc., a Japanese manufacturer and distributor of network digital multi-function devices, copying machines, printers and cameras; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of June 30, 2012, 47.0% of these stocks were based in North America, 22.0% were based in Continental Europe (not including the United Kingdom), 15.6% were from the United Kingdom, 8.7% were from Japan, 5.6% were from the rest of Asia (not including Japan), and 1.1% were from the Middle East. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, 2012, were information technology (20.6%), which includes semiconductors & semiconductor equipment, software & services, and technology hardware & equipment, and health care (18.8%), which includes health care equipment & services and pharmaceuticals biotechnology & life sciences companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, financials, industrials, materials, and telecom services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.4% as of June 30, 2012.

Global Equity Markets Review
Global markets contracted during the second quarter of 2012, primarily due to the prospect that Greece may exit the Eurozone and cause subsequent contagion in the financial markets. Investors were also concerned about the solvency of the Spanish government and its banking system, as Spain accepted a European Union bailout loan for its banks. Global macro momentum was softer than expected. In China, export weakness broadened, and industrial production and retail sales slowed. Investors were also disappointed that U.S. employment and other economic indicators were lower than expected. In response to concerns about the U.S. economic recovery, the U.S. Federal Reserve indicated that it would extend Operation Twist through year end. On the last day of the quarter, the U.S. market rallied on the news that Eurozone leaders agreed to substantial policy changes which should move the Eurozone closer toward fiscal integration, including the creation of a central bank regulator. During the quarter, more traditionally defensive sectors outperformed cyclical sectors, as investors sought relatively safer assets.

What Helped and What Hurt LGI
Stock selection in the consumer discretionary sector and an overweight exposure to the health care sector contributed to relative performance in the second quarter. Shares of home improvement retailer Home Depot rose as the company reported strong quarterly earnings. Investors were also heartened by improving housing data. Stock selection in the consumer staples sector also helped returns. Shares of retailer Wal-Mart rebounded after the company posted quarterly earnings that exceeded expectations. Revenues and operating margins increased in all segments. Wal-Mart’s U.S. business also posted its best comparable-store-sales growth in three years, a continued improvement.

In contrast, an overweight position in the information technology sector hurt second quarter returns. Shares of Cisco declined after the company provided earnings guidance for a weaker-than-expected July quarter due to the macroeconomic environment. Declining oil prices weakened share performance for both Total SA, a French energy company, and Halliburton, a U.S. provider of energy, construction, and engineering services. Halliburton’s shares were also negatively affected by market concern over BP’s litigation for some of the damage resulting from the 2010 oil spill in the Gulf of Mexico.

Emerging Market Currency and Debt Portfolio
(24.6% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2012, this portfolio consisted of forward currency contracts (59.5%) and sovereign debt obligations (40.5%). The average duration of the emerging market currency and debt portfolio increased from approximately 9 months to approximately 10 months during the second quarter, with an average yield of 7.8%2 as of June 30, 2012.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Emerging Market Currency and Debt Market Review After a first quarter of strong returns fueled by buoyant risk appetite and European Central Bank (“ECB”) liquidity provisions, emerging local markets were subdued initially, followed by some volatility and a modest rebound in June. With the ECB’s easy liquidity fading into the rearview mirror, U.S. data beginning to disappoint, and China’s lackluster first-quarter GDP and Purchasing Managers’ Index (“PMI”) numbers, risk appetite waned during the period. In the Eurozone, worse-than-expected employment data and deteriorating PMI statistics added to investor concern, as did contentious elections in Greece, France, and the Netherlands, which seemingly put a solution to the Eurozone debt crisis further in doubt. However, the European Union summit near the end of the second quarter outperformed low expectations, which helped most markets rebound in June.

What Helped and What Hurt LGI

The portfolio management team rebuilt defensive frontier market exposure beginning in the middle of the first quarter through early May, which helped preserve capital in the second quarter, particularly during May’s heightened volatility. Active management added material value in Hungary, Turkey, and Russia over and above local money-market results. In Hungary, we built the position during a period of weakness, while security selection in Turkey (in both nominal and inflation-linked bonds) helped the portfolio outperform the local money market. Active position size adjustments also helped in Russia, where we earned positive performance from the second quarter’s lowest-performing local market. The portfolio also had strong gains from frontier markets, such as Uganda and Zambia.

Emerging market currency volatility continued risk-on/risk-off market behavior, particularly in larger markets. Mexico and Brazil detracted from performance due to commodity exposure, global growth ties, and capital outflows resulting in sharp currency weakness. Exposure to India hurt returns based on loss of market confidence in government reform momentum. South Africa and Israel also detracted due to currency weakness driven by trade balance deterioration. Ghana and Serbia lagged as strong import demand fueled currency weakness even amid tightening monetary policy.

Notes to Investment Overview:
[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of June 30, 2012; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Value at 6/30/12

LGI at Market Price	$13,379
LGI at Net Asset Value	14,896
MSCI World Index	13,728

Average Annual Total Returns* Periods Ended June 30, 2012 (unaudited)
	One Year	Five Years	Since Inception**

Market Price	-3.38%	-0.67%	3.62%
Net Asset Value	-1.35%	-1.59%	5.00%
MSCI World Index	-4.98%	-2.96%	3.95%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
June 30, 2012 (unaudited)
Security	Value	Percentage of Net Assets

Johnson & Johnson	$6,002,030	3.9%
The Home Depot, Inc.	5,995,024	3.9
Microsoft Corp.	5,736,390	3.7
Singapore Telecommunications, Ltd. ADR	5,693,706	3.7
HSBC Holdings PLC Sponsored ADR	5,140,218	3.3
Mitsubishi UFJ Financial Group, Inc. ADR	4,991,775	3.2
International Business Machines Corp.	4,783,887	3.1
Novartis AG ADR	4,410,510	2.9
Wal-Mart Stores, Inc.	4,378,416	2.8
Oracle Corp.	4,375,998	2.8

Portfolio Holdings Presented by Sector
June 30, 2012 (unaudited)
Sector	Percentage of Total Investments

Consumer Discretionary	6.8%
Consumer Staples	8.3
Emerging Markets Debt Obligations	13.4
Energy	8.8
Financials	13.9
Health Care	15.7
Industrials	6.0
Information Technology	17.1
Materials	3.6
Telecommunication Services	3.3
Short-Term Investment	3.1

Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments
June 30, 2012 (unaudited)

Description	Shares	Value

Common Stocks—93.7%

Australia—1.6%
BHP Billiton, Ltd. Sponsored ADR	38,500	$2,514,050

Finland—0.9%
Sampo Oyj, A Shares ADR	109,500	1,416,930

France—5.6%
GDF Suez Sponsored ADR	75,981	1,807,588
Sanofi SA ADR	105,200	3,974,456
Total SA Sponsored ADR	64,000	2,876,800

		8,658,844

Germany—2.3%
SAP AG Sponsored ADR	59,300	3,520,048

Ireland—1.4%
CRH PLC Sponsored ADR	115,570	2,223,567

Israel—1.0%
Israel Chemicals, Ltd. ADR	140,700	1,518,153

Italy—1.0%
Eni SpA Sponsored ADR	36,350	1,545,602

Japan—8.1%
Canon, Inc. Sponsored ADR	44,700	1,785,318
Hoya Corp. Sponsored ADR	73,500	1,622,880
Mitsubishi UFJ Financial Group, Inc.
ADR	1,050,900	4,991,775
Nomura Holdings, Inc. ADR	413,045	1,524,136
Sumitomo Mitsui Financial Group, Inc.
Sponsored ADR	393,600	2,613,504

		12,537,613

Singapore—3.7%
Singapore Telecommunications, Ltd.
ADR	217,400	5,693,706

Spain—1.4%
Banco Santander SA Sponsored
ADR	339,029	2,224,030

Switzerland—8.0%
Novartis AG ADR	78,900	4,410,510
Roche Holding AG Sponsored ADR	92,400	3,993,528
UBS AG	154,572	1,810,038
Zurich Insurance Group AG ADR	92,500	2,086,504

		12,300,580

Description	Shares	Value

United Kingdom—14.6%
BP PLC Sponsored ADR (a)	100,855	$4,088,662
British American Tobacco PLC
Sponsored ADR	37,700	3,849,924
GlaxoSmithKline PLC Sponsored
ADR	80,200	3,654,714
HSBC Holdings PLC Sponsored
ADR (a)	116,479	5,140,218
Unilever PLC Sponsored ADR	99,100	3,342,643
Wm Morrison Supermarkets PLC
ADR	120,300	2,513,067

		22,589,228

United States—44.1%
Cisco Systems, Inc.	220,400	3,784,268
Comcast Corp., Class A	106,120	3,332,168
ConocoPhillips	32,900	1,838,452
Emerson Electric Co.	67,600	3,148,808
Halliburton Co.	89,900	2,552,261
Honeywell International, Inc. (a)	64,700	3,612,848
Intel Corp.	155,400	4,141,410
International Business Machines
Corp. (a)	24,460	4,783,887
Johnson & Johnson (a)	88,840	6,002,030
Merck & Co., Inc.	75,300	3,143,775
Microsoft Corp. (a)	187,525	5,736,390
Oracle Corp.	147,340	4,375,998
PepsiCo, Inc.	41,100	2,904,126
Pfizer, Inc.	87,566	2,014,018
Phillips 66	16,450	546,798
The Bank of New York Mellon
Corp	103,600	2,274,020
The Home Depot, Inc. (a)	113,135	5,995,024
United Technologies Corp.	47,200	3,565,016
Wal-Mart Stores, Inc.	62,800	4,378,416

		68,129,713

Total Common Stocks
(Identified cost $152,237,578)		144,872,064

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2012 (unaudited)

Description	Principal Amount (000) (b)	Value

Foreign Government
Obligations—15.0%

Brazil—3.6%
Brazil NTN-B,
6.00%, 05/15/15	4,330	$4,983,797
Brazil NTN-F,
10.00%, 01/01/13	1,195	601,008

		5,584,805

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	211,895

Ghana—0.9%
Ghana Government Bonds:
24.00%, 05/25/15	1,562	819,812
26.00%, 06/05/17	1,050	570,623

		1,390,435

Hungary—1.9%
Hungary Government Bonds:
7.75%, 08/24/15	190,750	848,290
5.50%, 02/12/16	92,000	381,941
Hungary Treasury Bills:
0.00%, 09/12/12	115,900	506,076
0.00%, 10/03/12	176,900	769,502
0.00%, 04/17/13	88,700	370,977

		2,876,786

Mexico—3.3%
Mexican Bonos:
7.00%, 06/19/14	19,360	1,514,304
9.50%, 12/18/14	16,100	1,340,343
Mexican Cetes:
0.00%, 08/23/12	105,000	781,866
0.00%, 09/20/12	122,000	905,399
Mexican Udibonos,
5.00%, 06/16/16	7,017	612,301

		5,154,213

Romania—1.8%
Romania Treasury Bills:
0.00%, 07/25/12	4,880	1,383,786
0.00%, 11/07/12	1,170	326,353
0.00%, 11/12/12	4,000	1,114,848

		2,824,987

Description	Principal Amount (000) (b)	Value

South Africa—0.6%
Republic of South Africa,
7.25%, 01/15/20	6,900	$848,178

Turkey—1.9%
Turkey Government Bonds:
0.00%, 03/20/13	2,079	1,078,873
4.00%, 04/29/15	703	398,804
3.00%, 07/21/21	1,940	1,048,422
3.00%, 02/23/22	679	367,032

		2,893,131

Uruguay—0.9%
Uruguay Monetary Regulation Bills:
0.00%, 07/19/12	13,300	612,192
0.00%, 09/11/12	5,574	253,311
0.00%, 05/09/13	2,350	99,972
0.00%, 06/27/13	4,650	195,470
0.00%, 08/15/13	6,000	247,889

		1,408,834

Total Foreign Government
Obligations
(Identified cost $23,491,350)		23,193,264

Description	Shares	Value

Short-Term Investment—3.5%
State Street Institutional Treasury
Money Market Fund
(Identified cost $5,456,896)	5,456,896	$5,456,896

Total Investments—112.2%
(Identified cost $181,185,824) (c)		$173,522,224
Liabilities in Excess of Cash and
Other Assets—(12.2)%		(18,820,500)

Net Assets—100.0%		$154,701,724

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2012 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	07/03/12	5,430,732	$2,617,221	$2,703,875	$86,654	$—
CLP	UBS	07/11/12	429,850,850	869,000	857,675	—	11,325
CNY	BRC	08/13/12	3,377,088	528,000	530,450	2,450	—
CNY	HSB	07/13/12	10,657,349	1,676,000	1,676,329	329	—
CNY	JPM	09/24/12	9,237,380	1,457,000	1,449,485	—	7,515
COP	BNP	07/13/12	1,397,457,000	774,000	782,462	8,462	—
COP	HSB	09/24/12	1,473,106,200	822,000	815,549	—	6,451
CZK	BNP	09/27/12	15,073,509	727,714	747,358	19,644	—
CZK	JPM	08/28/12	15,546,300	751,384	770,788	19,404	—
DOP	CIT	07/16/12	7,088,400	180,366	180,375	9	—
DOP	CIT	08/15/12	13,565,650	343,000	342,468	—	532
EUR	BNP	09/28/12	703,092	877,247	890,509	13,262	—
EUR	BRC	07/30/12	530,000	655,345	670,857	15,512	—
EUR	BRC	07/31/12	273,925	352,000	346,728	—	5,272
EUR	BRC	08/23/12	88,000	110,885	111,415	530	—
EUR	BRC	08/31/12	154,089	192,174	195,105	2,931	—
EUR	CIT	07/13/12	2,221,688	2,908,800	2,811,766	—	97,034
EUR	JPM	08/13/12	79,139	98,604	100,186	1,582	—
GHS	CIT	07/05/12	324,000	167,919	166,613	—	1,306
GHS	CIT	07/23/12	758,000	390,219	385,995	—	4,224
GHS	JPM	08/09/12	673,483	379,000	339,915	—	39,085
GHS	SCB	09/24/12	152,000	75,136	74,924	—	212
GHS	SCB	10/15/12	483,000	254,747	235,696	—	19,051
HUF	CIT	07/02/12	82,746,811	360,851	366,428	5,577	—
HUF	UBS	07/06/12	214,324,000	880,000	948,706	68,706	—
IDR	BRC	07/16/12	7,795,395,000	821,000	828,572	7,572	—
IDR	CIT	07/09/12	5,964,024,000	627,000	634,487	7,487	—
IDR	JPM	10/03/12	3,806,000,000	400,000	400,252	252	—
ILS	BNP	07/05/12	4,046,008	1,041,256	1,034,630	—	6,626
ILS	BNP	07/31/12	3,905,788	989,999	997,660	7,661	—
ILS	BRC	07/27/12	1,852,525	477,000	473,274	—	3,726
ILS	CIT	08/03/12	3,035,880	773,000	775,359	2,359	—
INR	BRC	11/15/12	25,131,060	485,999	439,206	—	46,793
INR	UBS	07/05/12	101,448,720	1,809,000	1,816,172	7,172	—
JPY	HSB	07/02/12	44,597,144	559,457	557,917	—	1,540
KRW	JPM	07/13/12	1,755,365,600	1,532,000	1,531,545	—	455
KRW	SCB	08/27/12	444,624,700	383,000	386,777	3,777	—
KZT	CIT	11/08/12	68,778,500	457,000	456,040	—	960
KZT	CIT	01/25/13	21,256,200	140,000	140,210	210	—
KZT	HSB	12/24/12	48,615,450	321,000	321,336	336	—
KZT	HSB	01/25/13	48,711,750	321,000	321,312	312	—
KZT	ING	08/07/12	34,131,600	228,000	228,084	84	—
MXN	JPM	07/03/12	9,793,581	731,629	734,168	2,539	—
MXN	UBS	07/03/12	11,273,289	842,737	845,093	2,356	—
MYR	BRC	07/09/12	1,499,262	474,000	471,941	—	2,059
MYR	BRC	07/09/12	6,801,488	2,125,000	2,140,989	15,989	—
MYR	BRC	08/03/12	1,162,880	368,000	365,433	—	2,567
NGN	CIT	07/05/12	40,221,000	246,090	247,133	1,043	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2012 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2012 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

NGN	CIT	07/11/12	76,798,000	$470,000	$472,061	$2,061	$—
NGN	CIT	08/06/12	40,221,000	243,174	244,276	1,102	—
NGN	CIT	08/13/12	29,697,000	178,146	180,360	2,214	—
NGN	CIT	09/11/12	102,190,200	609,000	611,220	2,220	—
NGN	CIT	10/29/12	39,218,150	235,686	232,400	—	3,286
NGN	CIT	01/28/13	39,218,150	228,478	224,035	—	4,443
NGN	CIT	04/23/13	50,545,650	287,191	288,743	1,552	—
NGN	JPM	07/11/12	29,697,000	181,633	182,541	908	—
NGN	JPM	07/18/12	71,720,000	440,000	440,848	848	—
NGN	SCB	05/02/13	53,784,000	304,725	307,242	2,517	—
PEN	HSB	07/30/12	1,993,719	748,000	746,326	—	1,674
PHP	JPM	07/31/12	31,294,890	738,000	741,117	3,117	—
PLN	BRC	07/30/12	2,999,994	862,129	897,468	35,339	—
PLN	CIT	09/25/12	5,537,979	1,631,000	1,645,801	14,801	—
PLN	JPM	07/11/12	2,360,688	680,000	707,867	27,867	—
PLN	JPM	08/31/12	1,525,779	434,237	454,705	20,468	—
RSD	BRC	07/12/12	32,306,216	353,556	350,507	—	3,049
RSD	BRC	08/13/12	32,306,216	353,556	343,939	—	9,617
RSD	BRC	08/20/12	70,503,700	757,412	747,534	—	9,878
RSD	BRC	09/12/12	32,306,216	353,556	338,799	—	14,757
RSD	BRC	12/12/12	32,306,216	353,557	326,064	—	27,493
RUB	BRC	07/05/12	15,828,600	465,000	488,570	23,570	—
RUB	JPM	07/06/12	21,885,390	659,000	675,400	16,400	—
RUB	UBS	07/02/12	36,733,000	1,090,000	1,134,216	44,216	—
RUB	UBS	08/02/12	16,538,110	497,013	507,928	10,915	—
RUB	UBS	06/25/13	23,060,440	644,326	670,334	26,008	—
RUB	UBS	07/01/13	23,785,680	664,590	690,741	26,151	—
SGD	HSB	07/11/12	1,989,753	1,557,000	1,570,751	13,751	—
SGD	SCB	07/23/12	864,835	683,000	682,716	—	284
THB	HSB	07/27/12	24,302,535	763,690	763,927	237	—
THB	SCB	07/27/12	10,079,762	316,700	316,848	148	—
TRY	BRC	09/28/12	193,235	104,871	104,934	63	—
TRY	BRC	09/28/12	669,869	364,000	363,764	—	236
TRY	BRC	09/28/12	1,508,513	751,550	819,178	67,628	—
TRY	JPM	09/28/12	792,152	395,088	430,168	35,080	—
TRY	JPM	09/28/12	1,496,429	795,000	812,616	17,616	—
TRY	JPM	09/28/12	1,710,619	906,000	928,930	22,930	—
UGX	CIT	07/05/12	483,550,000	191,391	195,516	4,125	—
UGX	CIT	07/18/12	3,907,596,600	1,538,000	1,566,799	28,799	—
ZAR	BNP	07/05/12	5,675,638	682,000	694,063	12,063	—
ZAR	BRC	07/31/12	6,031,637	766,000	734,724	—	31,276
ZAR	BRC	07/31/12	7,491,420	946,951	912,543	—	34,408
ZAR	CIT	10/29/12	5,822,409	703,190	700,218	—	2,972
ZAR	CIT	10/29/12	7,115,403	860,648	855,717	—	4,931
ZAR	CIT	11/08/12	2,602,696	313,635	312,569	—	1,066
ZAR	HSB	07/05/12	3,350,945	403,000	409,781	6,781	—
ZAR	HSB	07/05/12	9,264,567	1,184,136	1,132,946	—	51,190
ZAR	JPM	10/29/12	4,462,490	540,253	536,670	—	3,583

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2012 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ZAR	JPM	10/29/12	12,855,202	$1,492,448	$1,545,999	$53,551	$—
ZMK	BRC	07/06/12	1,797,419,000	335,339	348,718	13,379	—
ZMK	JPM	07/05/12	708,564,000	132,690	137,508	4,818	—
ZMK	SCB	07/09/12	1,360,255,000	261,186	263,681	2,495	—
ZMK	SCB	07/23/12	1,271,447,250	238,635	245,497	6,862	—

Total Forward Currency Purchase Contracts				$66,291,145	$66,687,070	$856,801	$460,876

Forward Currency Sale Contracts open at June 30, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	07/03/12	5,430,732	$2,709,000	$2,703,875	$5,125	$—
BRL	BRC	08/02/12	5,133,531	2,459,000	2,539,507	—	80,507
CLP	BNP	07/11/12	65,840,000	130,402	131,370	—	968
COP	BNP	07/13/12	465,232,000	259,240	260,492	—	1,252
EUR	BNP	09/27/12	582,000	727,714	737,131	—	9,417
EUR	BRC	07/12/12	275,181	353,556	348,265	5,291	—
EUR	BRC	07/30/12	682,282	862,130	863,612	—	1,482
EUR	BRC	07/31/12	455,414	603,075	576,453	26,622	—
EUR	BRC	08/13/12	273,203	353,556	345,859	7,697	—
EUR	BRC	08/20/12	591,226	757,412	748,514	8,898	—
EUR	BRC	09/12/12	270,368	353,556	342,379	11,177	—
EUR	BRC	12/12/12	262,652	353,557	332,993	20,564	—
EUR	CIT	07/27/12	594,482	784,347	752,458	31,889	—
EUR	CIT	08/03/12	307,295	386,501	388,977	—	2,476
EUR	HSB	09/04/12	1,932,109	2,388,473	2,446,512	—	58,039
EUR	ING	08/20/12	1,353,135	1,703,178	1,713,120	—	9,942
EUR	JPM	08/28/12	600,000	751,385	759,687	—	8,302
EUR	JPM	08/31/12	1,170,139	1,460,000	1,481,613	—	21,613
EUR	UBS	09/27/12	157,000	196,228	198,848	—	2,620
EUR	UBS	09/28/12	523,812	654,058	663,440	—	9,382
HUF	BRC	08/08/12	46,524,027	201,726	205,017	—	3,291
HUF	CIT	07/02/12	82,746,811	341,984	366,428	—	24,444
HUF	CIT	09/14/12	82,746,811	357,237	362,761	—	5,524
HUF	CIT	09/14/12	113,886,933	472,222	499,279	—	27,057
HUF	JPM	08/08/12	101,510,356	421,240	447,325	—	26,085
ILS	BNP	07/05/12	4,046,008	1,026,895	1,034,630	—	7,735
INR	RBC	07/05/12	19,086,860	338,000	341,700	—	3,700
JPY	HSB	07/02/12	44,597,144	535,123	557,918	—	22,795
JPY	HSB	09/04/12	44,597,144	559,914	558,398	1,516	—
JPY	SCB	09/25/12	135,571,568	1,712,000	1,697,977	14,023	—
MXN	CIT	07/12/12	768,832	54,687	57,584	—	2,897
MXN	HSB	07/12/12	16,420,273	1,175,000	1,229,849	—	54,849
MXN	JPM	07/03/12	9,793,581	714,000	734,168	—	20,168
MXN	JPM	09/04/12	10,181,808	756,000	758,664	—	2,664
MXN	UBS	07/03/12	11,273,289	874,000	845,093	28,907	—
MXN	UBS	08/03/12	11,273,289	840,155	842,535	—	2,380
NGN	CIT	07/05/12	40,221,000	247,362	247,134	228	—
NGN	CIT	07/11/12	29,697,000	181,190	182,541	—	1,351

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (concluded)
June 30, 2012 (unaudited)

Forward Currency Sale Contracts open at June 30, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

PLN	BRC	07/30/12	2,357,122	$655,345	$705,149	$—	$49,804
PLN	CIT	07/11/12	36,091	10,723	10,822	—	99
PLN	JPM	07/11/12	2,324,597	682,000	697,045	—	15,045
RON	BRC	08/23/12	397,338	110,884	112,313	—	1,429
RON	ING	08/23/12	764,684	212,000	216,150	—	4,150
RUB	UBS	07/02/12	16,538,110	499,792	510,652	—	10,860
RUB	UBS	07/02/12	20,194,890	607,000	623,564	—	16,564
TRY	BRC	09/28/12	570,867	307,000	310,002	—	3,002
TRY	BRC	09/28/12	1,893,754	939,828	1,028,379	—	88,551
TRY	CIT	09/28/12	1,100,468	568,189	597,595	—	29,406
TRY	JPM	09/28/12	724,995	394,179	393,699	480	—
TRY	JPM	09/28/12	924,392	476,172	501,980	—	25,808
TRY	JPM	09/28/12	1,011,809	521,309	549,450	—	28,141
UGX	CIT	07/05/12	326,966,088	129,492	132,204	—	2,712
ZAR	BNP	07/05/12	2,595,580	298,000	317,409	—	19,409
ZAR	CIT	10/29/12	5,835,215	710,269	701,758	8,511	—
ZAR	CIT	10/29/12	5,994,569	714,277	720,922	—	6,645
ZAR	CIT	10/29/12	23,265,675	2,702,326	2,797,990	—	95,664
ZAR	CIT	11/08/12	2,602,696	314,354	312,569	1,785	—
ZAR	HSB	07/05/12	12,455,032	1,538,000	1,523,102	14,898	—
ZMK	JPM	07/05/12	708,564,000	136,525	137,508	—	983
ZMK	SCB	07/23/12	1,271,447,250	242,180	245,497	—	3,317

Total Forward Currency Sale Contracts				$41,824,947	$42,449,865	187,611	812,529

Gross unrealized appreciation/depreciation on Forward Currency
Purchase and Sale Contracts						$1,044,412	$1,273,405

Currency Abbreviations:

BRL	— Brazilian Real	MXN	— Mexican New Peso
CLP	— Chilean Peso	MYR	— Malaysian Ringgit
CNY	— Chinese Renminbi	NGN	— Nigerian Naira
COP	— Colombian Peso	PEN	— Peruvian New Sol
CZK	— Czech Koruna	PHP	— Philippine Peso
DOP	— Dominican Peso	PLN	— Polish Zloty
EUR	— Euro	RON	— New Romanian Leu
GHS	— Ghanaian Cedi	RSD	— Serbian Dinar
HUF	— Hungarian Forint	RUB	— Russian Ruble
IDR	— Indonesian Rupiah	SGD	— Singapore Dollar
ILS	— Israeli Shekel	THB	— Thai Baht
INR	— Indian Rupee	TRY	— New Turkish Lira
JPY	— Japanese Yen	UGX	— Ugandan Shilling
KRW	— South Korean Won	ZAR	— South African Rand
KZT	— Kazakhstan Tenge	ZMK	— Zambian Kwacha

Counterparty Abbreviations:

BNP	— BNP Paribas SA
BRC	— Barclays Bank PLC
CIT	— Citibank NA
HSB	— HSBC Bank USA
ING	— ING Bank NV
JPM	— JPMorgan Chase Bank
RBC	— Royal Bank of Canada
SCB	— Standard Chartered Bank
UBS	— UBS AG

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments
June 30, 2012 (unaudited)

(a)	Segregated security for forward currency contracts.
(b)	Principal amount denominated in respective country’s currency.
(c)

For federal income tax purposes, the aggregate cost was $181,185,824, aggregate gross unrealized appreciation was $20,362,385, aggregate gross unrealized depreciation was $28,025,985, and the net unrealized depreciation was $7,663,600.

Security Abbreviations:

ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry (as percentage of net assets):

Agriculture	1.0%
Alcohol & Tobacco	2.5
Banking	9.7
Cable Television	2.2
Computer Software	8.8
Energy Integrated	7.0
Energy Services	1.7
Financial Services	3.6
Food & Beverages	4.0
Gas Utilities	1.2
Housing	1.4
Insurance	2.3
Manufacturing	6.7
Metals & Mining	1.6
Pharmaceutical & Biotechnology	17.6
Retail	8.3
Semiconductors & Components	4.9
Technology Hardware	5.5
Telecommunications	3.7

Subtotal	93.7
Foreign Government Obligations	15.0
Short-Term Investment	3.5

Total Investments	112.2%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2012 (unaudited)

ASSETS
Investments in securities, at value (cost $181,185,824)	$173,522,224
Foreign currency, at value (cost $1,463,378)	1,472,679
Receivable for Investments sold	1,521,225
Dividends and interest receivable	487,208
Gross unrealized appreciation on forward currency contracts	1,044,412

Total assets	178,047,748

LIABILITIES
Payables for:
Management fees	133,384
Investments purchased	2,289,463
Line of credit outstanding	19,455,000
Gross unrealized depreciation on forward currency contracts	1,273,405
Other accrued expenses and payables	194,772

Total liabilities	23,346,024

Net assets	$154,701,724

NET ASSETS
Paid in capital (Note 2(f))	$164,088,241
Distributions in excess of net investment income (Note 2(f))	(2,931,001)
Accumulated net realized gain	1,446,358
Net unrealized depreciation on:
Investments	(7,663,600)
Foreign currency and forward currency contracts	(238,274)

Net assets	$154,701,724

Shares of common stock outstanding*	9,605,237
Net asset value per share	$16.11
Market value per share	$14.14

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2012 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $143,833)	$2,689,922
Interest	776,964

Total investment income	3,466,886

Expenses:
Management fees (Note 3)	870,901
Professional services	75,443
Shareholders’ reports	53,243
Custodian fees	48,530
Administration fees	36,679
Shareholders’ services	21,682
Shareholders’ meeting	19,598
Directors’ fees and expenses	4,549
Other	26,691

Total expenses before interest expense	1,157,316
Interest expense	89,603

Total expenses	1,246,919

Net investment income	2,219,967

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments	657,487
Foreign currency and forward currency contracts	799,865

Total net realized gain on investments, foreign currency and forward currency contracts	1,457,352

Net change in unrealized appreciation (depreciation) on:
Investments	7,221,901
Foreign currency and forward currency contracts	(370,100)

Total net change in unrealized appreciation on investments, foreign currency and forward currency contracts	6,851,801

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	8,309,153

Net increase in net assets resulting from operations	$10,529,120

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Statements of Changes in Net Assets

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$2,219,967	$4,320,102
Net realized gain on investments, foreign currency and forward currency contracts	1,457,352	4,171,887
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	6,851,801	(11,217,779)

Net increase (decrease) in net assets resulting from operations	10,529,120	(2,725,790)

Distributions to Stockholders (Note 2(f)):
From net investment income	(4,649,703)	(7,497,933)
From net realized gains	—	(1,558,119)
Return of capital	—	(1,047,889)

Net decrease in net assets resulting from distributions	(4,649,703)	(10,103,941)

Total increase (decrease) in net assets	5,879,417	(12,829,731)
Net assets at beginning of period	148,822,307	161,652,038

Net assets at end of period*	$154,701,724	$148,822,307

* Includes distributions in excess of net investment income of (Note 2(f))	$(2,931,001)	$(501,265)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	9,605,237	9,605,237

Common shares outstanding at end of period	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Statement of Cash Flows
For the Six Months Ended June 30, 2012 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets from operations	$10,529,120
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Decrease in dividends and interest receivable	172,657
Accretion of bond discount and amortization of bond premium	(173,058)
Inflation index adjustment	(154,057)
Increase in other accrued expenses and payables	18,414
Net realized gain on investments, foreign currency and forward currency contracts	(1,457,352)
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	(6,851,801)
Purchase of long-term investments	(20,775,528)
Proceeds from disposition of long-term investments	27,454,559
Purchase of short-term investments, net	(2,868,957)

Net cash provided by operating activities	5,893,997

Cash flows from financing activities:
Cash distribution paid (Note 2(f))	(4,649,703)
Gross drawdowns in line of credit balance	19,455,000
Gross paydowns in line of credit balance	(20,210,000)
Net cash used in financing activities	(5,404,703)
Effect of exchange rate changes on cash	799,185

Net increase in cash and foreign currency	1,288,479
Cash and foreign currency:
Beginning balance	184,200

Ending balance	$1,472,679

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(91,654)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period

	Six Months Ended 6/30/12†	Year Ended

		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07

Net asset value, beginning of period	$15.49	$16.83	$17.27	$14.58	$24.37	$23.77

Income (loss) from investment operations:
Net investment income	0.22	0.44	0.39	0.48	0.66	0.42
Net realized and unrealized gain (loss)	0.88	(0.73)	0.25	3.21	(9.02)	1.84

Total from investment operations	1.10	(0.29)	0.64	3.69	(8.36)	2.26

Less distributions from (Note 2(f)):
Net investment income	(0.48)	(0.78)	(0.67)	(0.08)	(1.03)	(1.15)
Net realized gains	—	(0.16)	—	—	(0.33)	(0.51)
Return of capital	—	(0.11)	(0.41)	(0.92)	(0.07)	—

Total distributions	(0.48)	(1.05)	(1.08)	(1.00)	(1.43)	(1.66)

Net asset value, end of period	$16.11	$15.49	$16.83	$17.27	$14.58	$24.37

Market value, end of period	$14.14	$13.39	$15.06	$14.89	$11.83	$23.34

Total Return based upon:
Net asset value (a)	7.14%	–1.85%	4.14%	26.90%	–35.33%	9.74%
Market value (a)	9.21%	–4.48%	8.90%	36.72%	–44.43%	11.35%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$154,702	$148,822	$161,652	$165,898	$140,026	$234,125
Ratios to average net assets:
Net expenses (b)	1.60%	1.54%	1.59%	1.61%	1.83%	1.58%
Gross expenses (b)	1.60%	1.54%	1.59%	1.61%	1.83%	1.58%
Gross expenses excluding interest expense (b)	1.49%	1.46%	1.47%	1.42%	1.45%	1.42%
Net investment income (b)	2.86%	2.73%	2.37%	3.28%	3.26%	1.71%
Portfolio turnover rate	12%	33%	32%	25%	25%	28%

†	Unaudited.
(a)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. A period of less than one year is not annualized.

(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.
Notes to Financial Statements
June 30, 2012 (unaudited)

1. Organization

Lazard Global Total Return and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other U.S. or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of an independent pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when the Fund shareholders may not be able to buy or sell Fund shares.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

Lazard Global Total Return and Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2011, the Fund had $89,967 net capital and foreign currency losses arising between November 1, 2011 and December 31, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law. The RIC Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Among the new provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryfor-wards may expire unused.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns.

Lazard Global Total Return and Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from February 2012 through June 2012, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) each stating that the Fund currently estimated that it had distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(h) Subsequent Events—Management has performed its evaluation of subsequent events and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an

Lazard Global Total Return and Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrow-

ing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement.”

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

Lazard Global Total Return and Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman of $5,000. Such Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2012 were $20,708,003 and $27,204,486, respectively.

For the period ended June 30, 2012, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $30 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $30 million or 33 1/3% of its Total Leveraged Assets. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 0.75% from January 1, 2012 to June 30, 2012, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the six months ended June 30, 2012, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$19,761,978	$20,210,000	0.91%

* For 182 days borrowings were outstanding.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement.

Lazard Global Total Return and Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2012:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2012

Assets:
Common Stocks*	$144,872,064	$—	$—	$144,872,064
Foreign Government Obligations*	—	23,193,264	—	23,193,264
Short-Term Investment	—	5,456,896	—	5,456,896
Other Financial Instruments**
Forward Currency Contracts	—	1,044,412	—	1,044,412

Total	$144,872,064	$29,694,572	$—	$174,566,636

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,273,405)	$—	$(1,273,405)

*	Please refer to Portfolio of Investments (page 7 through 8) and Notes to Portfolio of Investments (page 13) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities (see Note 2(a)), certain securities are transferred from Level 1 to Level 2 and revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no significant transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2012.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the period ended June 30, 2012, the cost of purchases and the proceeds from sales of forward currency contracts were $352,660,006 and $341,584,318, respectively.

Lazard Global Total Return and Income Fund, Inc.
Notes to Financial Statements (concluded)
June 30, 2012 (unaudited)

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2012:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$1,044,412

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,273,405

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2012 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$855,555

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(369,420)

Lazard Global Total Return and Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 27, 2012, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•

Three Class I Directors (Charles L. Carroll, Leon M. Pollack and Robert M. Solmson) each to serve for a three-year term expiring at the 2015 Annual Meeting and/or until his successor is duly elected and qualified.

Director	For	Withhold Authority

Charles L. Carroll	8,480,172	84,637
Leon M. Pollack	7,014,250	1,550,559
Robert M. Solmson	8,218,328	346,481

Lazard Global Total Return and Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I — Directors with Term Expiring in 2015

Independent Directors(3):

Leon M. Pollack (71)	Director (August 2006)	Private Investor

Robert M. Solmson (64)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(4):

Charles L. Carroll (51)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II — Directors with Term Expiring in 2013

Independent Directors(3):

Kenneth S. Davidson (67)	Director (February 2004)

Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 - June 2012)

Nancy A. Eckl (49)	Director (February 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

Lester Z. Lieberman (82)	Director (February 2004)	Private Investor

Class III — Directors with Term Expiring in 2014

Independent Director(3):

Richard Reiss, Jr. (68)	Director (February 2004)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present) O’Charley’s, Inc., a restaurant chain, Director (1984 - present)

Interested Director(4):

Ashish Bhutani (52)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present) Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2012, 28 active investment portfolios). All of the Independent Directors (as defined below), except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (39)	Vice President and Secretary (February 2004)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer (February 2004)	Vice President of the Investment Manager

Brian D. Simon (50)	Chief Compliance Officer (January 2009) and Assistant Secretary (February 2004)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Board held on May 30, 2012, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard funds complex of 28 active investment portfolios comprises approximately $20 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprise approximately $258 million, of the nearly $141 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2012). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform and technology, operational and legal and compliance support. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2012) information prepared by Lipper, Inc. (“Lipper”) noting the limitations of the Lipper comparison group (the “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

The Directors also discussed the actual and contractual management fees and expense ratios (leveraged and unleveraged) for the Fund. They noted the methodology and assumptions used by Lipper, including that management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager).

In reviewing Lipper’s analysis, it was noted that, as calculated by Lipper, the contractual management fee was slightly above the Group median, the actual management fee was above the Group median and the expense ratios (at both leveraged and unleveraged asset levels) were near or below the Group and Lipper universe (“Universe”) medians.

The Directors noted that the Fund’s total annualized return (based on net asset value) ranked first of the four funds in the Fund’s Group and first of the 15 funds in the Fund’s Universe for the one-year period ended March 31, 2012 and was variously above and below the Group and Universe medians for other periods. The Directors, how-

Lazard Global Total Return and Income Fund, Inc.
Other Information (continued)
(unaudited)

ever, noted that no funds in the Group or Universe pursued a strategy similar to that of the Fund’s strategy of investing in global equity securities and in forward currency contracts. They also were advised that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund. The Directors also were provided with the Fund’s market price performance, market discounts to net asset value and distributions.

Fee Calculation
The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefore and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale
The Directors reviewed for the Fund information prepared by the Investment Manager concerning profits realized by the Investment Manager and its affiliates resulting from the Fund’s Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2011 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s expenses. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Fund. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Fund in the period under review. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits.

Lazard Global Total Return and Income Fund, Inc.
Other Information (concluded)
(unaudited)

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under its Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund. It was noted that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Fund’s Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a nearly $141 billion global asset management business.

•	The Board was generally satisfied with the Fund’s overall performance, in light of the considerations described above.

•	The Board concluded that the Fund’s fee paid to the Investment Manager is reasonable in light of the considerations discussed above.

•

The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement was in the best interests of the Fund and its stockholders.

Lazard Global Total Return and Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard Global Total Return and Income Fund, Inc.

LAZARD

Lazard Asset Management LLC     30 Rockefeller Plaza                  www.LazardNet.com

New York, NY 10112-6300

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By /s/ Charles L. Carroll

Charles L. Carroll

Chief Executive Officer

Date September 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Charles L. Carroll

Charles L. Carroll

Chief Executive Officer

Date September 10, 2012

By /s/ Stephen St. Clair

Stephen St. Clair

Chief Financial Officer

Date September 10, 2012